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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 7, 2006


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                    03-0542659
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     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Interline Brands, Inc., a Delaware corporation ("Interline Delaware") (NYSE: IBI).

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             On June 9, 2006, Interline Delaware, Interline Brands, Inc. a New Jersey corporation and a wholly-owned subsidiary of Interline Delaware ("Interline New Jersey") and certain subsidiaries of Interline New Jersey named on Schedule 2 of the Underwriting Agreement (as defined below) (the "Subsidiaries") entered into an Underwriting Agreement (the "Underwriting Agreement") with certain underwriters named on Schedule 1 thereto (collectively, the "Underwriters"), for whom Lehman Brothers Inc. and J.P. Morgan Securities Inc. acted as representatives. The Underwriting Agreement relates to the issuance and sale of $200.0 million aggregate principal amount of Interline New Jersey's 8 1/8% Senior Subordinated Notes due 2014 (the "Senior Notes") in an underwritten public offering. The transaction is expected to close on June 23, 2006. The Underwriting Agreement includes customary representations, warranties and covenants by Interline Delaware, Interline New Jersey and the Subsidiaries concerning their business, the transaction and the registration statement and prospectuses related to the offering of the Senior Notes. Under the terms of the Underwriting Agreement, Interline Delaware,
Interline New Jersey and the Subsidiaries have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute payments the Underwriters may be required to make because of any of those liabilities. Such Underwriting Agreement is attached hereto as Exhibit 1.1 and is hereby incorporated by reference.

             Some of the underwriters and their affiliates have provided, and may provide in the future, investment banking, commercial banking and other financial services for Interline Delaware and Interline New Jersey in the ordinary course of business, for which they have received and will receive customary compensation. Lehman Brothers Inc., J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC were underwriters of Interline Delaware's initial public offering and a secondary public offering in August 2005. In addition, affiliates of Lehman Brothers Inc., J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Banc of America Securities, SunTrust Capital Markets, Inc. and Wachovia Capital Markets, LLC are acting as agents and/or lenders under Interline New Jersey's new credit facility and affiliates of all of the underwriters are agents and/or lenders under Interline New Jersey's existing credit facility. Credit Suisse Securities (USA) LLC and Lehman Brothers Inc. are acting as dealer managers and solicitation agents in Interline New Jersey's pending tender offer for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011 (the "Existing Notes") pursuant to a Tender Offer and Consent Solicitation Statement dated May 23, 2006 (the "Tender Offer and Consent Solicitation").

             The   information   set  forth  in  Item  3.03   below  is  hereby
incorporated by reference into this Item 1.01.

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

             In connection with the receipt of necessary consents under the Tender Offer and Consent Solicitation, on June 7, 2006, Interline New Jersey, certain subsidiary guarantors and The Bank of New York, as trustee (the
"Trustee"), entered into a second supplemental indenture (the "Second Supplemental Indenture") relating to the indenture dated as of May 23, 2003 by and among Interline New Jersey, certain subsidiary guarantors and the Trustee, as supplemented by a supplemental indenture, dated as of July 8, 2005 (as supplemented, the "Indenture"), pursuant to which the Existing Notes were issued. The Second Supplemental Indenture amends the Indenture by eliminating substantially all of the covenants and certain events of default relating to the Existing Notes. The amendments will become operative upon acceptance for purchase by Interline New Jersey of the Existing Notes that were validly tendered and not validly withdrawn at or prior to 5:00 p.m., Eastern Time, on June 7, 2006, pursuant to the Tender Offer and Consent Solicitation. Such Second Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

ITEM 8.01    OTHER EVENTS

             TENDER OFFER AND CONSENT SOLICITATION UPDATE

             On June 7, 2006, Interline New Jersey announced receipt of consents necessary to amend the Indenture governing the Existing Notes pursuant to its pending Tender Offer and Consent Solicitation. A total of $130.0 million, or 100% in aggregate principal amount of the outstanding Existing Notes were validly tendered and not validly withdrawn at or prior to 5:00 p.m., Eastern Time, on June 7, 2006. A press release announcing the receipt of such consents is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The information set forth in Item 3.03 above is hereby incorporated by reference into this Item 8.01.

             On June 9, 2006, Interline New Jersey determined the tender offer yield to be used to calculate the total consideration to be paid for the tendered Existing Notes pursuant to the Tender Offer and Consent Solicitation. A press release announcing such determination is attached hereto as Exhibit
99.2 and is hereby incorporated by reference herein.

             SENIOR NOTES OFFERING

             On June 9, 2006, Interline New Jersey announced the pricing of the offering of its new Senior Notes. A press release announcing the pricing of the Senior Notes is attached hereto as Exhibit 99.3 and is hereby incorporated by reference herein.

ITEM 9.01    FINANCING STATEMENTS AND EXHIBITS

(d) Exhibits.


             EXHIBIT
             NUMBER         DESCRIPTION
             ------         -----------

             1.1 Underwriting Agreement, dated as of June 9, 2006, among Interline Delaware, Interline New Jersey and certain subsidiary guarantors listed in Schedule 2 thereto, Lehman Brothers Inc. and J.P. Morgan Securities Inc, as representatives of the several underwriters listed in Schedule 1 thereto.

             4.1 Second Supplemental Indenture, dated as of June 7, 2006, among Interline New Jersey, Wilmar Holdings, Inc., Wilmar Financial, Inc., Glenwood Acquisition LLC and The Bank of New York, as trustee.

             99.1 Press release dated June 7, 2006, announcing the receipt by Interline New Jersey of the consents necessary to amend the Indenture governing the Existing Notes pursuant to its pending Tender Offer and Consent Solicitation for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011.

             99.2 Press release dated June 9, 2006, announcing Interline New Jersey's determination of the tender offer yield to be used to calculate the total consideration to be paid for the tendered Existing Notes pursuant to the Tender Offer and Consent Solicitation for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011.

             99.3           Press  release  dated  June  9,  2006,   announcing
                            Interline New Jersey's pricing of the offering of its new 8 1/8% Senior Subordinated Notes due 2014.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERLINE BRANDS, INC.



                                             By: /s/    Thomas J. Tossavainen
                                                 ------------------------------
                                                 Name:  Thomas J. Tossavainen
                                                 Title: Chief Financial Officer


Date: June 13, 2006

                               INDEX TO EXHIBITS


             EXHIBIT
             NUMBER         DESCRIPTION
             ------         -----------

             1.1 Underwriting Agreement, dated as of June 9, 2006, among Interline Delaware, Interline New Jersey and certain subsidiary guarantors listed in Schedule 2 thereto, Lehman Brothers Inc. and J.P. Morgan Securities Inc, as representatives of the several underwriters listed in Schedule 1 thereto.

             4.1 Second Supplemental Indenture, dated as of June 7, 2006, among Interline New Jersey, Wilmar Holdings, Inc., Wilmar Financial, Inc., Glenwood Acquisition LLC and The Bank of New York, as trustee.

             99.1 Press release dated June 7, 2006, announcing the receipt by Interline New Jersey of the consents necessary to amend the Indenture governing the Existing Notes pursuant to its pending Tender Offer and Consent Solicitation for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011.

             99.2 Press release dated June 9, 2006, announcing Interline New Jersey's determination of the tender offer yield to be used to calculate the total consideration to be paid for the tendered Existing Notes pursuant to the Tender Offer and Consent Solicitation for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011.

             99.3           Press  release  dated  June  9,  2006,   announcing
                            Interline New Jersey's pricing of the offering of its new 8 1/8% Senior Subordinated Notes due 2014.